UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2010
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously disclosed in the Annual Report on Form 10-K for the year ended December 31, 2009 of American International Group, Inc. (AIG), the terms of each of the AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series E Preferred Stock), and the AIG Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series F Preferred Stock), provide for the election of the greater of two additional directors or up to 20 percent of the total number of AIG directors (rounded up after giving effect to the election) upon a failure of AIG to make four quarterly dividend payments on the AIG Series E Preferred Stock and the AIG Series F Preferred Stock, whether or not consecutive. Because AIG has not paid any dividends on the AIG Series E Preferred Stock or the AIG Series F Preferred Stock (or the AIG Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, when it was outstanding, which is included in the calculation of unpaid dividends) the right of the holders of the AIG Series E Preferred Stock and AIG Series F Preferred Stock to elect directors arose no later than February 1, 2010. Effective April 1, 2010, the United States Department of the Treasury, as the sole holder of the AIG Series E Preferred Stock and AIG Series F Preferred Stock, exercised its right and elected Ronald A. Rittenmeyer and Donald H. Layton (the Preferred Directors) to the Board of Directors of AIG (the Board) by written consent. The Preferred Directors are to hold office until the next annual meeting (or special meeting called for the purpose of electing directors) or until all the dividends payable on all outstanding shares of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock have been declared and paid in full for four consecutive quarters.
     The written consent of the United States Department of the Treasury electing the Preferred Directors is attached as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Consent of the United States Department of the Treasury to the Appointment of Additional Directors of American International Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: April 1, 2010	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary